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                                                                   Exhibit 10.40
                  AMENDMENT TO THE STRATEGIC ALLIANCE AGREEMENT

      This AMENDMENT TO THE STRATEGIC ALLIANCE AGREEMENT ("Amendment") is executed to be effective this 28th day of February 2005, by and between Memory Pharmaceuticals Corp. ("Memory"), and F. Hoffmann-La Roche Ltd. and Hoffmann-La Roche Inc. (collectively, "Roche").

      WHEREAS, Memory and Roche have previously entered into a Strategic Alliance Agreement (including its schedules and appendices) dated as of the 19th day of August 2003, by and between Memory and Roche, as amended (the "Agreement"), which sets forth the Parties' rights, duties and obligations under the Agreement; and

      WHEREAS, Memory and Roche wish to amend Section 16.4 of the Agreement to extend the time period during which Roche may exercise its right to elect not to maintain its license rights;

      NOW, THEREFORE, in consideration of the foregoing promises and for good and valuable consideration, the receipt and sufficiency which is hereby acknowledged, the Parties hereby agree as follows:

      1. The fifth line of Section 16.4(a) shall be amended by deleting "thirty (30)" and replacing it with "sixty (60)".

      2. Entire Agreement. This Amendment, along with the Agreement, shall constitute the entire agreement between the Parties with respect to the subject matter of the Agreement. All other terms of the Agreement shall remain in full force and effect. To the extent that there are any inconsistencies between the terms of the Agreement and the terms of this Amendment, this Amendment shall prevail in effect.

      IN WITNESS WHEREOF, the Parties have executed this Amendment to be effective as of the day and year first above written.

MEMORY PHARMACEUTICALS CORP.             HOFFMANN-LA ROCHE INC.

By:    /s/ Tony Scullion                 By:   /s/ Dennis E. Burns
       ---------------------------             ----------------------------

                                         Title: Vice President Global Head
Title: Chief Executive Officer                  of Business Development
       ---------------------------             ----------------------------


                                         F. HOFFMANN-LA ROCHE LTD

                                         By:   /s/ Mr. Stefan Arnold
                                               ----------------------------

                                         Title:   Legal Counsel
                                               ----------------------------


                                         By:   /s/ Dr. Peter Hug
                                               ----------------------------

                                         Title: Executive Vice President
                                                Pharma Partnering
                                               ----------------------------